[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) TOTAL
                     RETURN FUND

                     ANNUAL REPORT o SEPTEMBER 30, 2002

                               [Graphic Omitted]

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 54 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 13
Financial Statements .....................................................  33
Notes to Financial Statements ............................................  43
Independent Auditors' Report .............................................. 52
Trustees and Officers ..................................................... 55

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
It is over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. As I write this in early fall, investors are concerned about a potential war with Iraq and about labor issues on West Coast docks, which handle nearly half of all U.S. import/export shipping. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
In mid-October, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    October 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David M. Calabro]
     David M. Calabro

For the 12 months ended September 30, 2002, Class A shares of the fund provided a total return of -4.76%, Class 529A shares -4.78%, Class B shares -5.38%, Class 529B shares -4.88%, Class C shares -5.43%, Class 529C shares -4.87%, and Class I shares -4.50%. These returns assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare over the same period with returns of -20.47% and 8.60%, respectively, for the fund's benchmarks, the Standard & Poor's 500 Stock Index (the S&P 500) and the Lehman Brothers Aggregate Bond Index. The S&P 500 is a commonly used measure of broad stock market performance. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). During the same period, the average balanced fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -9.93%.

Q.  HOW WOULD YOU DESCRIBE THE ENVIRONMENT FOR THE FUND OVER THE PAST
    12 MONTHS?

A. The past 12 months have been very difficult for stock investors but not for fixed-income investors. The equity markets were negatively influenced in the fall of 2001 by the aftermath of September 11, then by deteriorating economic conditions, corporate accounting scandals, and uncertainties about war with Iraq. Continuing a trend that had begun in 2001, a company's announcement of lower than expected earnings resulted in severe price declines that affected not only its stock, but often its entire industry. The bond portion of the portfolio was positively influenced by U.S. Federal Reserve board interest rate cuts early in the period and flat rates for the past six months.

Q.  THE FUND'S RETURNS WERE BETTER THAN THE S & P 500; WHY IS THAT?

A. In our opinion, the fund's outperformance of the benchmark was attributable to the bond portion of the portfolio and to our value focus on stocks with solid earnings that are priced below what we think they're worth. Our bond holdings, which at the end of the period were at about 42%, provided income and some stability to the overall portfolio. Value stocks outperformed growth stocks over the past 12 months.

Q.  WHAT WERE THE BIGGEST CONTRIBUTORS TO PERFORMANCE?

A.  Energy and financial stocks did the best for us.

    Relative to our benchmark, we were overweighted in energy, especially oil services and exploration and production companies. Oil prices remained high throughout the period, attributable in part to tensions in the Middle East.

    Banks and insurance companies were among our most successful financial stocks. The bank stocks we held did well because interest rates were low, their mortgage business was booming, and there were fewer than expected credit problems. After September 11, property and casualty insurers were able to raise premiums to help cover earlier losses.

Q.  WHAT WERE SOME OF THE IDEAS THAT DIDN'T WORK FOR THE FUND?

A. Holdings in pharmaceuticals, utilities, and telecommunications detracted from fund performance.

    In our view, Bristol-Myers Squibb best illustrates the woes of the pharmaceutical industry. Although many of its older drugs were coming off patent protection, we believed they had many new drugs in development that would make up for the ones they'd be losing. Unfortunately, the new drugs were not approved by federal regulators and the company's earnings suffered.

    Our utilities holdings, which included energy generation companies and telephone companies, were also disappointing. Calpine, an independent company that develops power plants and sells energy, built too much generating capacity and accumulated too much debt in the process. Telecommunications companies performed poorly as a result of having created too much capacity and fierce competition.

Q.  WHAT SORT OF OPPORTUNITIES ARE YOU SEEING GOING FORWARD?

A. We're still attracted to the long-term prospects of pharmaceuticals. After a year of falling prices, pharmaceutical stocks have been attractively valued in our opinion. Railroad stocks interest us because many have been selling at low prices relative to their earnings. These companies have been generating good yields and they've been making money. We believe they should continue to do well when the economy recovers.

    On the bond side, we favor high-grade corporate bonds in healthcare, utilities, and defense industries as well as government agencies and mortgage backed issues. We believe that these bonds should do well in almost any economic climate and offer us potentially better yields than U.S. Treasury securities. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q.  WHAT IS YOUR OUTLOOK GOING FORWARD?

A. There will be an economic recovery, eventually. We are cautiously optimistic about that and own more cyclical stocks as a result. We have found paper and chemical companies to be attractive. In our view, they have offered competitive dividend yields that we believe will help compensate for any near-term uncertainty and their prices should respond quickly when an economic recovery does occur.

/s/ David M. Calabro

    David M. Calabro
    Lead Portfolio Manager
    (on behalf of the MFS Total Return Team)

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
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   DAVID M. CALABRO IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A MEMBER OF THE VALUE PORTFOLIO MANAGEMENT TEAM. HE IS THE LEAD MANAGER OF THE TOTAL RETURN, OR BALANCED, PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. HE ALSO MANAGES LARGE-CAPITALIZATION EQUITY SEPARATE ACCOUNTS FOR OUR INSTITUTIONAL SUBSIDIARY, MFS INSTITUTIONAL ADVISORS, INC. DAVID JOINED MFS IN 1992 AS VICE PRESIDENT AND AN EQUITY ANALYST FOLLOWING FOOD AND BEVERAGE AND COMPUTER SOFTWARE STOCKS. BEFORE COMING TO MFS, HE WORKED FOR EIGHT YEARS AS AN ANALYST AND PORTFOLIO MANAGER WITH FIDELITY INVESTMENTS. HE BECAME A PORTFOLIO MANAGER WITH MFS INSTITUTIONAL ADVISORS, INC., IN 1993 AND JOINED THE TOTAL RETURN PORTFOLIO MANAGEMENT TEAM IN 1995. HE WAS PROMOTED TO SENIOR VICE PRESIDENT IN 1998. HE IS A GRADUATE OF WILLIAMS COLLEGE.

   KENNETH J. ENRIGHT, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE PORTFOLIOS OF OUR MUTUAL FUNDS AND THE TOTAL RETURN, OR BALANCED, PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS. KEN JOINED MFS IN 1986 AS A RESEARCH ANALYST. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1987 AND VICE PRESIDENT IN 1988. HE FOLLOWED BUSINESS SERVICES, COAL, NATURAL GAS, OIL, RETAIL STORE, AND SUPERMARKET STOCKS AS AN ANALYST PRIOR TO BEING NAMED PORTFOLIO MANAGER IN 1993. HE WAS NAMED SENIOR VICE PRESIDENT IN 1999. KEN IS A GRADUATE OF BOSTON STATE COLLEGE AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   STEVEN R. GORHAM, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE, GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL INVESTMENT PRODUCTS. STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE AND BECAME A MEMBER OF THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   CONSTANTINOS "DENO" MOKAS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE TOTAL RETURN, OR BALANCED, PORTFOLIOS OF OUR MUTUAL FUND AND VARIABLE ANNUITIES AND THE MID-CAP VALUE PORTFOLIOS OF OUR MUTUAL FUNDS. HE JOINED MFS IN 1990 AS A RESEARCH ANALYST COVERING THE MONEY CENTER AND REGIONAL BANK, REAL ESTATE INVESTMENT TRUST, AND METALS INDUSTRIES. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1994, VICE PRESIDENT IN 1996, PORTFOLIO MANAGER IN 1998, AND SENIOR VICE PRESIDENT IN 2001. DENO IS A GRADUATE OF DARTMOUTH COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

   LISA B. NURME IS SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE PORTFOLIO MANAGEMENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE OVERSEES AND PROVIDES STRATEGIC DIRECTION TO THE GROUP OF PORTFOLIO MANAGERS OF OUR VALUE OR CONSERVATIVE EQUITY PRODUCTS. LISA ALSO MANAGES THE EQUITY INCOME PORTFOLIOS OF OUR MUTUAL FUND AND VARIABLE ANNUITY PRODUCTS AND IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF OUR TOTAL RETURN PRODUCTS. SHE JOINED MFS IN 1987 AS A RESEARCH ANALYST AND WAS NAMED PORTFOLIO MANAGER IN 1995, SENIOR VICE PRESIDENT IN 1998, DIRECTOR OF CONSERVATIVE EQUITY PORTFOLIO MANAGEMENT IN 1999, AND DIRECTOR OF VALUE PORTFOLIO MANAGEMENT IN 2001. PRIOR TO JOINING MFS, SHE WAS EMPLOYED AT GOLDMAN SACHS. LISA IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

   MICHAEL W. ROBERGE, CFA, IS SENIOR VICE PRESIDENT AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MUNICIPAL HIGH-INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS AND A PORTFOLIO MANAGER OF THE FIXED-INCOME PORTION OF THE TOTAL RETURN, OR BALANCED, PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. MICHAEL OVERSEES THE ANALYST TEAM THAT MANAGES THE RESEARCH BOND PORTFOLIOS OF OUR MUTUAL FUNDS HE IS ALSO A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP. HE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, SENIOR VICE PRESIDENT AND ASSOCIATE DIRECTOR OF FIXED INCOME RESEARCH IN 2000, AND DIRECTOR OF FIXED INCOME RESEARCH IN 2001. PRIOR TO JOINING MFS, HE WORKED AS A MUNICIPAL CREDIT ANALYST AND PORTFOLIO MANAGER WITH ANOTHER MAJOR MUTUAL FUND FIRM. BEFORE THAT, HE WAS A CREDIT ANALYST WITH MOODY'S INVESTORS SERVICE, INC. MICHAEL IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                 SEEKS ABOVE-AVERAGE INCOME (COMPARED TO A PORTFOLIO
                             ENTIRELY INVESTED IN STOCKS) CONSISTENT WITH THE PRUDENT EMPLOYMENT OF CAPITAL. THE FUND ALSO SEEKS GROWTH OF CAPITAL AND INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     OCTOBER 6, 1970

  CLASS INCEPTION:           CLASS A     OCTOBER 6, 1970
                             CLASS 529A  JULY 31, 2002
                             CLASS B     AUGUST 23, 1993
                             CLASS 529B  JULY 31, 2002
                             CLASS C     AUGUST 1, 1994
                             CLASS 529C  JULY 31, 2002
                             CLASS I       JANUARY 2, 1997

  SIZE:                      $8.0 BILLION NET ASSETS AS OF SEPTEMBER 30, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended September 30, 2002)

                MFS Total Return    Standard & Poor's       Lehman Brothers
                Fund - Class A       500 Stock Index      Aggregate Bond Index
9/92               $ 9,525               $10,000               $10,000
9/94                11,148                11,712                10,643
9/96                14,975                18,279                12,734
9/98                20,068                27,994                15,580
9/00                24,720                40,525                16,608
9/02                23,521                23,654                20,371

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2002

CLASS A
                                                         1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 4.76%      + 9.48%      +25.38%       +146.94%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 4.76%      + 3.06%      + 4.63%       +  9.46%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      - 9.28%      + 1.41%      + 3.61%       +  8.93%
--------------------------------------------------------------------------------------------------------

CLASS 529A
                                                         1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 4.78%      + 9.45%      +25.35%       +146.87%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 4.78%      + 3.05%      + 4.62%       +  9.46%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      - 9.31%      + 1.40%      + 3.61%       +  8.93%
--------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 5.38%      + 7.37%      +21.39%       +131.53%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 5.38%      + 2.40%      + 3.95%       +  8.76%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      - 8.98%      + 1.56%      + 3.69%       +  8.76%
--------------------------------------------------------------------------------------------------------

CLASS 529B
                                                         1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 4.88%      + 9.33%      +25.22%       +146.61%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 4.88%      + 3.02%      + 4.60%       +  9.45%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      - 8.49%      + 2.19%      + 4.35%       +  9.45%
--------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 5.43%      + 7.33%      +21.37%       +134.07%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 5.43%      + 2.39%      + 3.95%       +  8.88%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      - 6.33%      + 2.39%      + 3.95%       +  8.88%
--------------------------------------------------------------------------------------------------------

CLASS 529C
                                                         1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 4.87%      + 9.34%      +25.23%       +146.64%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 4.87%      + 3.02%      + 4.60%       +  9.45%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      - 5.78%      + 3.02%      + 4.60%       +  9.45%
--------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)               - 4.50%      +10.54%      +27.49%       +151.84%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)           - 4.50%      + 3.40%      + 4.98%       +  9.68%
--------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------
Average balanced fund+                                  - 9.93%      - 3.97%      + 0.69%       +  7.20%
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                      -20.47%      -12.88%      - 1.62%       +  8.99%
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index#                   + 8.60%      + 9.48%      + 7.83%       +  7.37%
--------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B and 529B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C and 529C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. CLASS 529A, 529B, AND 529C SHARES ARE ONLY OFFERED IN CONJUNCTION WITH QUALIFIED TUITION PROGRAMS.

Performance for share classes initially offered after the fund's original share class (Class A) includes the performance of the fund's Class A shares for periods prior to the offering of these share classes. This blended class performance has been adjusted to take into account differences in the sales load applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses. Because B, C, 529A, 529B, and 529C have higher expenses than those of A, performance shown for these share classes is higher than it would have been had they been offered for the entire period. Because I shares have lower expenses than those of A, performance shown for I is lower than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details.

All results are historical and assume the reinvestment of dividends and capital gains.

There may be additional fees with 529 savings plans. Please see a Participant Agreement for further information.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2002

FIVE LARGEST STOCK SECTORS

            FINANCIAL SERVICES                    22.9%
            ENERGY                                14.5%
            UTILITIES & COMMUNICATIONS            13.5%
            LEISURE                                9.3%
            HEALTH CARE                            8.8&

TOP 10 STOCK HOLDINGS

CITIGROUP, INC.  2.7%                           BANK OF AMERICA CORP.  1.9%
Diversified financial services company          Bank and financial holding company

EXXONMOBIL CORP.  2.6%                          DEERE & CO.  1.9%
Diversified oil, gas, and petrochemical firm    Agricultural equipment manufacturer

VIACOM, INC.  2.5%                              DEVON ENERGY CORP.  1.8%
Diversified media company, includes MTV, CBS,   Oil and gas exploration, development, and
Showtime, Paramount                             production

SEARS, ROEBUCK & CO.  2.3%                      APACHE CORP.  1.7%
General merchandise retailer                    Independent oil and natural gas producer

PFIZER, INC.  1.9%                              MERCK & CO., INC.  1.5%
Pharmaceutical products company                 Pharmaceutical products company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 2002

Stocks - 49.3%
-------------------------------------------------------------------------------------------------------------
ISSUER                                                                          SHARES                  VALUE
-------------------------------------------------------------------------------------------------------------
U.S. Stocks - 46.0%
  Advertising & Broadcasting
    Lamar Advertising Co., "A"*                                                 65,000         $    1,972,750
-------------------------------------------------------------------------------------------------------------
  Aerospace & Defense - 0.2%
    Northrop Grumman Corp.                                                      68,400         $    8,484,336
    United Technologies Corp.                                                  112,396              6,349,250
                                                                                               --------------
                                                                                               $   14,833,586
-------------------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    American Axle & Manufacturing Holdings, Inc.*                              130,000         $    3,247,400
    Delphi Automotive Systems Corp.                                          2,114,785             18,081,412
    Visteon Corp.                                                              200,000              1,894,000
                                                                                               --------------
                                                                                               $   23,222,812
-------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.4%
    AmSouth Bancorp., Inc.                                                      80,000         $    1,659,200
    Bank of America Corp.                                                    1,208,300             77,089,540
    Bank One Corp.                                                             162,900              6,092,460
    Comerica, Inc.                                                             432,900             20,874,438
    First Tennessee National Corp.                                              80,000              2,773,600
    FleetBoston Financial Corp.                                              2,748,500             55,877,005
    Huntington Bancshares, Inc.                                                 85,000              1,546,150
    KeyCorp, Inc.                                                               90,000              2,247,300
    Mellon Financial Corp.                                                   2,314,400             60,012,392
    National City Corp.                                                        602,700             17,195,031
    SouthTrust Corp.                                                         1,113,800             27,009,650
    SunTrust Banks, Inc.                                                       645,940             39,712,391
    U.S. Bancorp., Inc.                                                        144,234              2,679,868
    Wachovia Corp.                                                           1,273,500             41,630,715
                                                                                               --------------
                                                                                               $  356,399,740
-------------------------------------------------------------------------------------------------------------
  Biotechnology - 0.1%
    Pharmacia Corp.                                                            165,734         $    6,443,738
-------------------------------------------------------------------------------------------------------------
  Building Products
    American Standard Cos., Inc.*                                               35,000         $    2,226,700
-------------------------------------------------------------------------------------------------------------
  Business Machines - 0.4%
    Hewlett-Packard Co.                                                        626,800         $    7,314,756
    Honeywell International, Inc.                                              939,000             20,338,740
    International Business Machines Corp.                                       92,300              5,389,397
    Lexmark International, Inc.*                                                44,000              2,068,000
                                                                                               --------------
                                                                                               $   35,110,893
-------------------------------------------------------------------------------------------------------------
  Business Services
    ARAMARK Corp.*                                                             100,000         $    2,100,000
    Manpower, Inc.                                                              50,000              1,467,000
                                                                                               --------------
                                                                                               $    3,567,000
-------------------------------------------------------------------------------------------------------------
  Chemicals - 1.1%
    Air Products & Chemicals, Inc.                                             645,200         $   27,104,852
    Dow Chemical Co.                                                           385,200             10,519,812
    E.I. Du Pont de Nemours & Co.                                              319,100             11,509,937
    Georgia Gulf Corp.                                                         372,800              8,525,936
    Lyondell Petrochemical Co.                                                 270,000              3,223,800
    PPG Industries, Inc.                                                       574,400             25,675,680
                                                                                               --------------
                                                                                               $   86,560,017
-------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems
    Apple Computer, Inc.*                                                      188,500         $    2,733,250
-------------------------------------------------------------------------------------------------------------
  Computer Services
    Jack Henry & Associates, Inc.                                              160,000         $    1,988,800
    Sabre Group Holdings, Inc., "A"*                                            50,000                967,500
                                                                                               --------------
                                                                                               $    2,956,300
-------------------------------------------------------------------------------------------------------------
  Computer Software - 0.5%
    BMC Software, Inc.*                                                        150,000         $    1,960,500
    Microsoft Corp.*                                                           449,400             19,656,756
    Oracle Corp.*                                                            2,667,976             20,970,291
                                                                                               --------------
                                                                                               $   42,587,547
-------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    General Electric Co.                                                       745,700         $   18,381,505
    Loews Corp.*                                                               115,000              2,163,150
    Tyco International Ltd.                                                  1,158,100             16,329,210
                                                                                               --------------
                                                                                               $   36,873,865
-------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.8%
    Fortune Brands, Inc.                                                        52,000         $    2,459,080
    Gillette Co.                                                               462,100             13,678,160
    Kimberly-Clark Corp.                                                       686,600             38,889,024
    Nike, Inc., "B"                                                            193,900              8,372,602
    Philip Morris Cos., Inc.                                                 1,117,500             43,359,000
    Procter & Gamble Co.                                                       415,800             37,164,204
    R.J. Reynolds Tobacco Holdings, Inc.                                        37,000              1,491,840
                                                                                               --------------
                                                                                               $  145,413,910
-------------------------------------------------------------------------------------------------------------
  Container, Forest & Paper Products - 1.1%
    Bowater, Inc.                                                              413,000         $   14,578,900
    International Paper Co.                                                  1,811,500             60,485,985
    Owens-Illinois, Inc.*                                                      934,700             10,580,804
    Smurfit-Stone Container Corp.*                                             441,100              5,544,627
                                                                                               --------------
                                                                                               $   91,190,316
-------------------------------------------------------------------------------------------------------------
  Electronics - 0.6%
    Analog Devices, Inc.*                                                      388,500         $    7,653,450
    Fairchild Semiconductor International Co.*                                 150,000              1,420,500
    General Motors Corp., "H"*                                                 104,000                951,600
    Intel Corp.                                                              1,333,500             18,522,315
    ITT Industries, Inc.                                                        11,700                729,261
    Linear Technology Corp.                                                     50,000              1,036,000
    Tektronix, Inc.*                                                           110,000              1,807,300
    Texas Instruments, Inc.                                                  1,076,200             15,895,474
                                                                                               --------------
                                                                                               $   48,015,900
-------------------------------------------------------------------------------------------------------------
  Energy - 0.5%
    Edison International Corp.*                                                135,200         $    1,352,000
    Energy East Corp.                                                          477,200              9,453,332
    Equitable Resources, Inc.                                                   51,000              1,762,050
    TXU Corp.                                                                  607,680             25,346,333
                                                                                               --------------
                                                                                               $   37,913,715
-------------------------------------------------------------------------------------------------------------
  Entertainment - 1.6%
    Metro Goldwyn Mayer, Inc.*                                                 104,100         $    1,243,995
    Viacom, Inc., "B"*                                                       2,543,335            103,132,234
    Walt Disney Co.                                                          1,701,700             25,763,738
                                                                                               --------------
                                                                                               $  130,139,967
-------------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.8%
    American Express Co.                                                       576,200         $   17,965,916
    Citigroup, Inc.                                                          3,686,233            109,296,808
    Federal Home Loan Mortgage Corp.                                           955,365             53,404,903
    Federal National Mortgage Assn.                                            358,200             21,327,228
    Goldman Sachs Group, Inc.                                                  341,600             22,555,848
    Istar Financial, Inc.                                                      100,000              2,792,000
    Lehman Brothers Holdings, Inc.                                              20,000                981,000
    Merrill Lynch & Co., Inc.                                                1,393,229             45,906,896
    Morgan Stanley Dean Witter & Co.                                           860,535             29,154,926
                                                                                               --------------
                                                                                               $  303,385,525
-------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.6%
    Archer-Daniels-Midland Co.                                               2,798,285         $   35,006,545
    Interstate Bakeries Corp.                                                  100,000              2,657,000
    J.M. Smucker Co.                                                             6,878                252,423
    Kellogg Co.                                                              1,874,400             62,323,800
    McCormick & Co., Inc.                                                      140,000              3,192,000
    PepsiCo, Inc.                                                              717,790             26,522,340
                                                                                               --------------
                                                                                               $  129,954,108
-------------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.1%
    Harrah's Entertainment, Inc.*                                              104,700         $    5,047,587
    MGM Mirage, Inc.*                                                           75,000              2,797,500
                                                                                               --------------
                                                                                               $    7,845,087
-------------------------------------------------------------------------------------------------------------
  Gas - 0.1%
    WGL Holdings, Inc.                                                         323,400         $    7,732,494
-------------------------------------------------------------------------------------------------------------
  Healthcare - 0.1%
    HCA, Inc.                                                                  108,100         $    5,146,641
    Health Management Associates, Inc., "A"*                                   110,000              2,224,200
    HealthSouth Corp.*                                                         300,000              1,245,000
    Wellpoint Health Networks, Inc.*                                            38,600              2,829,380
                                                                                               --------------
                                                                                               $   11,445,221
-------------------------------------------------------------------------------------------------------------
  Industrial
    Pall Corp.                                                                 100,000         $    1,579,000
    Rockwell Automation, Inc.                                                  125,000              2,033,750
                                                                                               --------------
                                                                                               $    3,612,750
-------------------------------------------------------------------------------------------------------------
  Industrial Gases - 0.6%
    Praxair, Inc.                                                              949,700         $   48,539,167
-------------------------------------------------------------------------------------------------------------
  Insurance - 2.9%
    AFLAC, Inc.                                                                 87,000         $    2,670,030
    Allstate Corp.                                                           1,470,700             52,283,385
    Arthur J. Gallagher & Co.                                                  120,300              2,965,395
    Brown & Brown, Inc.                                                         71,000              2,130,000
    Chubb Corp.                                                                696,710             38,200,609
    CIGNA Corp.                                                                345,500             24,444,125
    Hartford Financial Services Group, Inc.                                    794,885             32,590,285
    MetLife, Inc.                                                            1,621,450             36,904,202
    Nationwide Financial Services, Inc., "A"                                   478,300             12,770,610
    Safeco Corp.                                                               490,800             15,597,624
    The St. Paul Cos., Inc.                                                    372,000             10,683,840
    Travelers Property Casualty Corp., "B"*                                     62,873                850,672
    Travelers Property Casualty Corp.*                                          64,673                853,684
    UnumProvident Corp.                                                        130,000              2,645,500
                                                                                               --------------
                                                                                               $  235,589,961
-------------------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Caterpillar, Inc.                                                          383,266         $   14,265,161
    Danaher Corp.                                                              148,400              8,436,540
    Deere & Co.                                                              1,695,800             77,074,110
                                                                                               --------------
                                                                                               $   99,775,811
-------------------------------------------------------------------------------------------------------------
  Manufacturing - 0.1%
    Illinois Tool Works, Inc.                                                   69,100         $    4,030,603
-------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 3.2%
    Baxter International, Inc.                                                 737,400         $   22,527,570
    Bristol-Myers Squibb Co.                                                   375,600              8,939,280
    Eli Lilly & Co.                                                            647,700             35,843,718
    Merck & Co., Inc.                                                        1,382,000             63,171,220
    Pfizer, Inc.                                                             2,659,100             77,167,082
    Schering Plough Corp.                                                    1,271,900             27,116,908
    Wyeth Corp.                                                                640,455             20,366,469
                                                                                               --------------
                                                                                               $  255,132,247
-------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.7%
    Abbott Laboratories, Inc.                                                  677,500         $   27,371,000
    Anthem, Inc.*                                                               19,116              1,242,540
    Forest Laboratories, Inc.*                                                  40,000              3,280,400
    Genzyme Corp.*                                                             875,800             18,050,238
    Lincare Holdings, Inc.*                                                     65,000              2,017,600
                                                                                               --------------
                                                                                               $   51,961,778
-------------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.8%
    Alcoa, Inc.                                                              3,115,500         $   60,129,150
    Phelps Dodge Corp.*                                                        123,600              3,167,868
                                                                                               --------------
                                                                                               $   63,297,018
-------------------------------------------------------------------------------------------------------------
  Oil Services - 2.1%
    Baker Hughes, Inc.                                                         110,000         $    3,193,300
    BJ Services Co.*                                                           513,600             13,353,600
    Cooper Cameron Corp.*                                                      482,750             20,159,640
    El Paso Corp.                                                              134,775              1,114,589
    GlobalSantaFe Corp.                                                      1,034,700             23,125,545
    Noble Corp.*                                                             1,722,600             53,400,600
    Schlumberger Ltd.                                                        1,414,435             54,399,170
                                                                                               --------------
                                                                                               $  168,746,444
-------------------------------------------------------------------------------------------------------------
  Oils - 4.4%
    Anadarko Petroleum Corp.                                                   372,700         $   16,600,058
    Apache Corp.                                                             1,157,710             68,825,860
    Devon Energy Corp.                                                       1,497,050             72,232,662
    ExxonMobil Corp.                                                         3,292,848            105,041,851
    Occidental Petroleum Corp.                                               1,709,050             48,502,839
    Transocean Sedco Forex, Inc.                                                35,000                728,000
    Unocal Corp.                                                             1,263,400             39,658,126
                                                                                               --------------
                                                                                               $  351,589,396
-------------------------------------------------------------------------------------------------------------
  Photographic Products - 0.3%
    Eastman Kodak Co.                                                          744,100         $   20,269,284
-------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.2%
    Gannett Co., Inc.                                                          733,000         $   52,907,940
    New York Times Co.                                                         156,500              7,112,925
    Tribune Co.                                                                920,000             38,465,200
                                                                                               --------------
                                                                                               $   98,486,065
-------------------------------------------------------------------------------------------------------------
  Railroads - 0.4%
    Burlington Northern Santa Fe Railway Co.                                   761,300         $   18,210,296
    Norfolk Southern Corp.                                                     580,100             11,712,219
                                                                                               --------------
                                                                                               $   29,922,515
-------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.7%
    CarrAmerica Realty Corp.                                                   353,000         $    8,885,010
    Equity Office Properties Trust                                             733,900             18,949,298
    Equity Residential Properties Trust                                        661,400             15,833,916
    Healthcare Realty Trust                                                    124,200              3,862,620
    Hospitality Properties Trust                                                94,000              3,113,280
    Starwood Hotels & Resorts Co.                                               90,000              2,007,000
                                                                                               --------------
                                                                                               $   52,651,124
-------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    McDonald's Corp.                                                           709,600         $   12,531,536
-------------------------------------------------------------------------------------------------------------
  Retail - 1.3%
    Best Buy Co., Inc.*                                                         70,000         $    1,561,700
    Dollar Tree Stores, Inc.*                                                   50,000              1,102,000
    Family Dollar Stores, Inc.                                                  50,000              1,344,000
    Gap, Inc.                                                                   53,900                584,815
    Sears, Roebuck & Co.                                                     2,435,575             94,987,425
    Target Corp.                                                                50,000              1,476,000
    TJX Cos., Inc.                                                              78,200              1,329,400
                                                                                               --------------
                                                                                               $  102,385,340
-------------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.3%
    3M Co.                                                                     170,800         $   18,782,876
    SPX Corp.*                                                                  36,000              3,632,400
                                                                                               --------------
                                                                                               $   22,415,276
-------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.4%
    Kroger Co.*                                                              1,968,438         $   27,754,976
-------------------------------------------------------------------------------------------------------------
  Telecommunications - 3.8%
    Advanced Fibre Communications, Inc.*                                       771,200         $   10,233,824
    ALLTEL Corp.                                                                31,000              1,244,030
    ALLTEL Corp. - Units                                                        36,000              1,566,000
    Amdocs Ltd.*                                                               100,000                640,000
    AT&T Corp.                                                               4,936,100             59,282,561
    AT&T Corp.(S)(S)*                                                        1,791,500              9,763,675
    AT&T Wireless Services, Inc.*                                            7,832,026             32,267,947
    BellSouth Corp.                                                          1,823,600             33,481,296
    Comcast Corp., "A"*                                                      1,931,835             40,298,078
    Cox Communications, Inc.*                                                  132,608              3,260,831
    EchoStar Communications Corp.*                                              83,400              1,442,820
    Motorola, Inc.                                                           1,543,700             15,714,866
    SBC Communications, Inc.                                                   556,648             11,188,625
    Telephone & Data Systems, Inc.                                             829,960             41,871,482
    Verizon Communications, Inc.                                             1,483,194             40,698,843
                                                                                               --------------
                                                                                               $  302,954,878
-------------------------------------------------------------------------------------------------------------
  Transportation
    United Parcel Service, Inc.                                                 40,400         $    2,526,212
-------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.0%
    Calpine Corp.*                                                           6,346,765         $   15,676,510
    CMS Energy Corp.                                                            36,726                296,012
    DQE, Inc.                                                                  221,400              3,321,000
    Entergy Corp.                                                              235,305              9,788,688
    Exelon Corp.                                                               150,000              7,125,000
    FirstEnergy Corp.                                                          377,450             11,281,980
    FPL Group, Inc.                                                            349,800             18,819,240
    Mirant Corp.*                                                              150,000                331,500
    NiSource, Inc.                                                           3,033,875             52,273,666
    NSTAR Co.                                                                  370,800             14,665,140
    Pinnacle West Capital Corp.                                                693,700             19,257,112
    PPL Corp.                                                                  168,860              5,494,704
    Progress Energy, Inc.                                                       40,000              1,634,800
    Public Service Enterprise Group, Inc.                                       50,000              1,525,000
                                                                                               --------------
                                                                                               $  161,490,352
-------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    Keyspan Corp.                                                              288,000         $    9,648,000
    National Fuel Gas Co.                                                    1,801,600             35,797,792
                                                                                               --------------
                                                                                               $   45,445,792
-------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                              $3,689,632,966
-------------------------------------------------------------------------------------------------------------
Foreign Stocks - 3.3%
  Bermuda - 0.2%
    Accenture Ltd. (Business Services)*                                        629,700         $    8,992,116
    Ace Ltd. (Insurance)                                                       100,000              2,961,000
    Partnerre Ltd. (Insurance)                                                  40,000              2,016,000
    XL Capital Ltd. (Insurance)                                                 14,300              1,051,050
                                                                                               --------------
                                                                                               $   15,020,166
-------------------------------------------------------------------------------------------------------------
  Canada - 0.4%
    Alcan, Inc. (Metals)                                                       541,300         $   13,359,284
    Canadian National Railway Co. (Railroads)                                  465,096             17,366,685
    Talisman Energy, Inc. (Oils)                                                65,000              2,606,500
                                                                                               --------------
                                                                                               $   33,332,469
-------------------------------------------------------------------------------------------------------------
  France - 0.2%
    Total Fina S.A., ADR (Oils)                                                173,400         $   11,418,390
-------------------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Akzo Nobel N.V. (Chemicals)                                                336,400         $   10,832,843
    Royal Dutch Petroleum Co., ADR (Oils)                                      195,500              7,853,235
                                                                                               --------------
                                                                                               $   18,686,078
-------------------------------------------------------------------------------------------------------------
  Switzerland - 0.5%
    Nestle S.A. (Food & Beverage Products)                                      26,400         $    5,760,521
    Syngenta AG (Chemicals)                                                    569,100             31,006,058
                                                                                               --------------
                                                                                               $   36,766,579
-------------------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    BP Amoco PLC, ADR (Oils)                                                 1,255,471         $   50,093,293
    BT Group PLC (Telecommunications)                                        1,732,400              4,473,331
    Diageo PLC (Food & Beverage Products)*                                   1,478,090             18,306,057
    GlaxoSmithKline PLC (Pharmaceuticals)                                      542,090             10,466,306
    Reed Elsevier PLC (Publishing)                                           5,223,800             44,811,930
    Vodafone Group PLC, ADR (Telecommunications)                               904,387             11,603,285
    Willis Group Holdings Ltd. (Insurance)*                                    105,000              3,516,450
                                                                                               --------------
                                                                                               $  143,270,652
-------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                           $  258,494,334
-------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,488,872,256)                                                 $3,948,127,300
-------------------------------------------------------------------------------------------------------------

Bonds - 40.2%
-------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL AMOUNT
                                                                         (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
U.S. Bonds - 38.9%
  Advertising & Broadcasting - 0.1%
    Clear Channel Communications, Inc., 7.25s, 2003                         $    5,012         $    5,081,516
    Clear Channel Communications, Inc., 7.875s, 2005                             3,542              3,687,647
                                                                                               --------------
                                                                                                   $8,769,163
-------------------------------------------------------------------------------------------------------------
  Aerospace - 0.4%
    Northrop Grumman Corp., 7.75s, 2031                                     $   11,670         $   13,696,262
    Raytheon Co., 6.15s, 2008                                                    9,858             10,605,414
    Raytheon Co., 7s, 2028                                                       4,330              4,566,154
                                                                                               --------------
                                                                                               $   28,867,830
-------------------------------------------------------------------------------------------------------------
  Airlines
    Jet Equipment Trust, 11.44s, 2014##                                     $    4,700         $    1,180,673
-------------------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Ford Motor Co., 7.45s, 2031                                             $   17,804         $   14,420,884
    TRW, Inc., 6.625s, 2004                                                     11,500             11,997,145
    TRW, Inc., 7.75s, 2029                                                       8,288              8,964,135
                                                                                               --------------
                                                                                               $   35,382,164
-------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.9%
    Bank of America Corp., 7.4s, 2011                                       $   23,853         $   28,196,870
    Citigroup, Inc., 7.25s, 2010                                                17,444             19,884,764
    Dime Bancorp., Inc., 9s, 2002                                                6,951              7,035,177
    Midamerican Funding LLC, 6.927s, 2029                                       12,485             12,509,520
    Natexis AMBS Co. LLC, 8.44s, 2049##                                          5,000              5,837,750
                                                                                               --------------
                                                                                               $   73,464,081
-------------------------------------------------------------------------------------------------------------
  Building - 0.3%
    CRH America, Inc., 6.95s, 2012                                          $    8,021         $    9,163,270
    Hanson PLC, 7.875s, 2010                                                    12,525             14,596,009
                                                                                               --------------
                                                                                               $   23,759,279
-------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.1%
    Cendant Corp., 6.875s, 2006                                             $   10,896         $   10,874,753
-------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 3.4%
    American Airlines Pass-Through Trust, 6.855s, 2010                      $    3,931         $    4,075,745
    Banamex Credit Card Merchant Voucher, 6.25s, 2003##                          1,582              1,585,580
    BCF LLC, 7.75s, 2026##                                                       3,006              2,088,950
    Bear Stearns Commercial Mortgage Securities, Inc., 6.8s, 2008                9,799             10,718,705
    Capital One Auto Finance Trust, 4.79s, 2009                                 17,762             18,831,093
    Certificates Funding Corp., 6.716s, 2004                                    22,442             24,276,916
    Chase Commercial Mortgage Securities Corp., 6.39s, 2030                     10,029             11,275,102
    Chase Commercial Mortgage Securities Corp., 7.543s, 2032                     3,078              3,462,184
    Chase Mortgage Finance Trust, 6s, 2017                                      16,285             16,993,619
    Citibank Credit Card Issuance Trust, 6.65s, 2008                            17,900             19,473,519
    Commerce 2000, 2.043s, 2011                                                  6,112              6,110,283
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2019                  7,738              7,125,934
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020                  5,552              5,368,653
    Criimi Mae Commercial Mortgage Trust, 7s, 2033                               5,500              6,025,580
    Criimi Mae Corp., 6.701s, 2030##                                             4,350              4,582,090
    CWMBS, Inc. Pass-Through Trust, 8s, 2030                                    17,960             19,239,474
    Ford Credit Auto Owner Trust, 6.42s, 2003                                    6,447              6,459,521
    GMAC Commercial Mortgage Securities, Inc., 3.898s, 2013                      5,720              5,730,420
    GS Mortgage Securities Corp. II, 6.06s, 2030                                11,521             12,207,264
    Independent National Mortgage Corp., 7s, 2026                                7,131              7,342,616
    Morgan (JP) Commercial Mortgage Finance Corp., 6.613s, 2030                  4,018              4,500,227
    Morgan Stanley Dean Witter Capital I, 3.34s, 2013##                         11,514             11,522,405
    Residential Accredit Loans, Inc., 6.75s, 2028                               21,246             22,111,775
    Residential Accredit Loans, Inc., 7s, 2028                                   9,068              9,377,020
    Residential Funding Mortgage Securities I, Inc., 6s, 2016                   13,732             14,296,909
    Summit Acceptance Auto Investment LLC, 7.51s, 2007                           5,940              6,217,509
    Wells Fargo Mortgage Backed Securities Trust, 6s, 2017                       7,541              8,015,548
                                                                                               --------------
                                                                                               $  269,014,641
-------------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.2%
    Devon Financing Corp. ULC, 6.875s, 2011                                 $   14,722         $   16,531,481
-------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.2%
    Amerada Hess Corp., 7.3s, 2031                                          $    9,075         $   10,267,455
    Occidental Petroleum Corp., 6.4s, 2003                                       1,245              1,265,817
    Phillips Petroleum Co., 8.5s, 2005                                           6,703              7,671,972
                                                                                               --------------
                                                                                               $   19,205,244
-------------------------------------------------------------------------------------------------------------
  Entertainment - 0.1%
    AOL Time Warner, Inc., 6.15s, 2007                                      $    3,306         $    3,053,918
    Time Warner, Inc., 10.15s, 2012                                              3,471              3,608,000
    Time Warner, Inc., 6.875s, 2018                                              3,863              3,126,944
                                                                                               --------------
                                                                                               $    9,788,862
-------------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.2%
    Boeing Capital Corp., 6.5s, 2012                                        $    7,616         $    8,167,718
    Countrywide Home Loans, Inc., 6.85s, 2004                                    9,733             10,312,308
    Credit Suisse First Boston USA, Inc., 6.5s, 2012                            15,758             16,743,190
    Ford Motor Credit Co., 7.375s, 2009                                          8,788              8,355,833
    General Motors Acceptance Corp., 5.36s, 2004                                15,046             15,231,006
    General Motors Acceptance Corp., 6.875s, 2011                                8,701              8,481,674
    General Motors Acceptance Corp., 8s, 2031                                    5,883              5,702,227
    KFW International Finance, Inc., 4.25s, 2005                                19,905             20,798,715
    Lehman Brothers Holdings, Inc., 7.75s, 2005                                  6,149              6,734,815
                                                                                               --------------
                                                                                               $  100,527,486
-------------------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    General Electric Capital Corp., 7.5s, 2005                              $   12,300         $   13,771,142
    General Electric Capital Corp., 8.75s, 2007                                  3,073              3,728,747
    General Electric Capital Corp., 8.85s, 2007                                  3,572              4,286,018
    General Electric Capital Corp., 6.75s, 2032                                  2,976              3,194,438
    Morgan Stanley Capital I, Inc., 0.7053s, 2030##                            386,019             13,148,383
    Morgan Stanley DeanWitter & Co., 6.1s, 2006                                 14,941             16,078,906
                                                                                               --------------
                                                                                               $   54,207,634
-------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.4%
    Dole Food, Inc., 7.25s, 2009                                            $   10,076         $    9,068,692
    Kellogg Co., 6s, 2006                                                        7,855              8,592,734
    Tyson Foods, Inc., 8.25s, 2011                                               8,971             10,733,353
                                                                                               --------------
                                                                                               $   28,394,779
-------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.2%
    Weyerhaeuser Co., 6.75s, 2012##                                         $    9,061         $    9,814,966
    Weyerhaeuser Co., 7.375s, 2032##                                             4,934              5,350,923
                                                                                               --------------
                                                                                                  $15,165,889
-------------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.2%
    Harrah's Operating Co., Inc., 7.125s, 2007                              $    5,634         $    6,204,409
    MGM Mirage, Inc., 8.5s, 2010                                                 7,654              8,294,410
                                                                                               --------------
                                                                                               $   14,498,819
-------------------------------------------------------------------------------------------------------------
  Industrial - 0.1%
    Kennametal, Inc., 7.2s, 2012                                            $    9,335         $    9,839,762
-------------------------------------------------------------------------------------------------------------
  Insurance - 0.4%
    AIG SunAmerica Global Financing II, Inc., 7.6s, 2005##                  $   10,863         $   12,170,145
    AIG SunAmerica Institutional, Inc., 5.75s, 2009                              9,589             10,252,559
    Prudential Funding LLC, 6.6s, 2008                                           7,538              8,275,050
                                                                                               --------------
                                                                                               $   30,697,754
-------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.4%
    HCA, Inc., 6.95s, 2012                                                  $   12,861         $   13,304,910
    Tenet Healthcare Corp., 6.375s, 2011                                        14,122             15,275,160
                                                                                               --------------
                                                                                               $   28,580,070
-------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Kinder Morgan Energy Partners, 6.75s, 2011                              $   12,006         $   12,986,170
    Kinder Morgan Energy Partners, 7.75s, 2032                                   4,181              4,617,413
                                                                                               --------------
                                                                                                  $17,603,583
-------------------------------------------------------------------------------------------------------------
  Oil Services
    Kerr McGee Corp., 5.25s, 2010                                           $    1,280         $    1,368,000
-------------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Oryx Energy Co., 8s, 2003                                               $    2,000         $    2,102,920
    Valero Energy Corp., 7.5s, 2032                                              7,057              6,466,823
                                                                                               --------------
                                                                                               $    8,569,743
-------------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    USA Waste Services, Inc., 7s, 2004                                      $    5,323         $    5,485,921
    Waste Management, Inc., 7.375s, 2010                                        13,178             13,831,102
                                                                                               --------------
                                                                                               $   19,317,023
-------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.3%
    Belo Corp., 7.75s, 2027                                                 $    5,143         $    5,053,481
    News America Holdings, Inc., 6.703s, 2004                                   12,847             13,064,242
    News America Holdings, Inc., 8.5s, 2005                                      3,026              3,225,111
                                                                                               --------------
                                                                                               $   21,342,834
-------------------------------------------------------------------------------------------------------------
  Railroads - 0.1%
    Union Pacific Corp., 6.34s, 2003                                        $    7,211         $    7,515,059
-------------------------------------------------------------------------------------------------------------
  Real Estate - 0.8%
    EOP Operating Limited Partnership, 6.8s, 2009                           $    7,482         $    8,239,852
    Simon Property Group, Inc., 6.75s, 2004                                     19,846             20,700,569
    Socgen Real Estate Co., 7.64s, 2049##                                       15,307             16,691,977
    Vornado Realty Trust, 5.625s, 2007                                          15,542             16,100,377
                                                                                               --------------
                                                                                               $   61,732,775
-------------------------------------------------------------------------------------------------------------
  Retail - 0.1%
    Federated Department Stores, Inc., 8.5s, 2003                           $    9,959         $   10,322,205
-------------------------------------------------------------------------------------------------------------
  Telecommunications - 1.1%
    ALLTEL Corp., 7.875s, 2032                                              $    5,511         $    6,065,219
    AT&T Wireless Services, Inc., 7.35s, 2006                                    3,877              3,353,605
    Citizens Communications Co., 8.5s, 2006                                      4,415              4,150,100
    Citizens Communications Co., 7.625s, 2008                                   15,259             14,343,460
    Cox Communications, Inc., 7.75s, 2010                                       17,522             18,135,480
    Sprint Capital Corp., 5.7s, 2003                                             9,476              8,528,400
    TCI Communications Financing III, 9.65s, 2027                               23,129             21,788,305
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                         5,862              5,875,014
    United Telecommunications Co., 9.5s, 2003                                    6,806              6,329,580
    Verizon Wireless Capital LLC, 5.375s, 2006##                                   625                587,934
                                                                                               --------------
                                                                                               $   89,157,097
-------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 17.0%
    Federal Home Loan Mortgage Corp., 4.25s, 2005                           $   19,387         $   20,339,406
    Federal Home Loan Mortgage Corp., 5.125s, 2012                              81,425             86,387,854
    Federal Home Loan Mortgage Corp., 5.5s, 2006                                21,058             23,082,937
    Federal Home Loan Mortgage Corp., 6s, 2011                                   8,500              9,609,165
    Federal Home Loan Mortgage Corp., 6.5s, 2015                                   829                868,593
    Federal National Mortgage Assn., 4.08s, 2031                                13,932             14,226,422
    Federal National Mortgage Assn., 5.25s, 2007                                19,225             20,961,979
    Federal National Mortgage Assn., 5.5s, 2006                                107,259            116,894,076
    Federal National Mortgage Assn., 5.722s, 2009                               16,001             17,644,654
    Federal National Mortgage Assn., 6s, 2016 - 2099                           298,790            308,958,938
    Federal National Mortgage Assn., 6.5s, 2031 - 2032                         318,959            330,626,386
    Federal National Mortgage Assn., 6.625s, 2010                               25,950             30,279,758
    Federal National Mortgage Assn., 7.125s, 2005                               50,000             55,614,000
    Federal National Mortgage Assn., 7.5s, 2030 - 2032                          64,847             68,450,920
    Government National Mortgage Assn., 6.5s, 2028                              39,178             40,907,470
    Government National Mortgage Assn., 7s, 2027 - 2032                        190,666            200,178,616
    Government National Mortgage Assn., 7.5s, 2023 - 2028                        3,098              3,307,824
    Small Business Administration, 8.8s, 2011                                      137                149,442
    Student Loan Marketing Assn., 5s, 2004                                      13,045             13,697,158
                                                                                               --------------
                                                                                               $1,362,185,598
-------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 7.3%
    U.S. Treasury Bonds, 5.375s, 2031                                       $   84,944         $   94,394,020
    U.S. Treasury Bonds, 6.25s, 2030                                            59,113             72,121,998
    U.S. Treasury Bonds, 11.875s, 2003                                          40,000             44,624,800
    U.S. Treasury Notes, 2.875s, 2004                                           15,175             15,492,127
    U.S. Treasury Notes, 3.25s, 2007                                            78,226             80,627,538
    U.S. Treasury Notes, 3.375s, 2007                                           20,897             22,761,322
    U.S. Treasury Notes, 3.5s, 2006                                             24,442             25,480,785
    U.S. Treasury Notes, 4.375s, 2007 - 2012                                    69,671             74,730,657
    U.S. Treasury Notes, 4.875s, 2012                                           48,125             53,021,719
    U.S. Treasury Notes, 5.5s, 2009                                              7,072              8,073,112
    U.S. Treasury Notes, 6.75s, 2005                                            75,000             84,201,750
    U.S. Treasury Notes, 6.875s, 2006                                            9,757             11,311,193
                                                                                               --------------
                                                                                               $  586,841,021
-------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    Cleveland Electric Illuminating Co., 9s, 2023                           $    8,396         $    8,787,422
    Dominion Resources, Inc., 7.6s, 2003                                         3,746              3,867,408
    DTE Energy Co., 7.05s, 2011                                                  6,952              7,887,322
    Entergy Mississippi, Inc., 6.2s, 2004                                        5,533              5,801,516
    FirstEnergy Corp., 6.45s, 2011                                               2,929              2,754,478
    GGIB Funding Corp., 7.43s, 2011                                              3,628              3,799,489
    Gulf States Utilities Co., 8.25s, 2004                                       2,781              2,984,959
    Niagara Mohawk Power Corp., 7.25s, 2002                                     11,797             11,797,386
    Niagara Mohawk Power Corp., 7.75s, 2006                                     14,960             16,940,405
    NiSource Finance Corp., 7.875s, 2010                                        15,372             15,662,531
    Northeast Utilities Corp., 8.58s, 2006                                       5,963              6,587,936
    Northwestern Corp., 8.75s, 2012##                                            5,823              4,229,647
    PSEG Power LLC, 7.75s, 2011                                                  4,301              4,392,908
    PSEG Power LLC, 6.95s, 2012##                                                4,742              4,593,670
    PSEG Power LLC, 8.625s, 2031                                                 9,549              9,509,296
    Salton Sea Funding Corp., 7.84s, 2010                                        7,270              6,725,550
    Salton Sea Funding Corp., 8.3s, 2011                                         1,207              1,118,342
    Toledo Edison Co., 7.875s, 2004                                              5,783              5,976,557
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                               9,227              9,509,426
                                                                                               --------------
                                                                                               $  132,926,248
-------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.3%
    Verizon New York, Inc., 6.875s, 2012                                    $   20,617         $   21,748,667
-------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                               $3,119,380,217
-------------------------------------------------------------------------------------------------------------
Foreign Bonds - 1.3%
  Canada - 0.4%
    Abitibi-Consolidated, Inc., 8.85s, 2030 (Forest & Paper
      Products)                                                             $   15,481         $   15,218,597
    Hydro Quebec, 6.3s, 2011 (Energy)                                           16,520             19,044,256
                                                                                               --------------
                                                                                               $   34,262,853
-------------------------------------------------------------------------------------------------------------
  France - 0.1%
    France Telecom S.A., 4.576s, 2003 (Telecommunications)                  $    7,730         $    7,630,314
-------------------------------------------------------------------------------------------------------------
  Italy - 0.4%
    Republic of Italy, 4.625s, 2005                                         $   14,395         $   15,225,894
    Unicredito Italiano Capital Trust, 9.2s, 2049 (Banks &
      Credit Cos.)##                                                            11,444             14,002,993
                                                                                               --------------
                                                                                               $   29,228,887
-------------------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    Pemex Project Funding Master Trust, 9.125s, 2010 (Oils)                 $   14,318         $   15,266,568
    United Mexican States, 8.375s, 2011                                          2,976              3,132,240
                                                                                               --------------
                                                                                               $   18,398,808
-------------------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Union Bank of Norway, 7.35s, 2049 (Banks & Credit Cos.)##               $    4,873         $    4,993,509
-------------------------------------------------------------------------------------------------------------
  Singapore - 0.1%
    DBS Capital Funding Corp., 7.657s, 2049 (Financial
      Institutions)##                                                       $    7,107         $    7,856,284
-------------------------------------------------------------------------------------------------------------
  United Kingdom
    Barclays Bank PLC, 6.86s, 2032 (Banks & Credit Cos.)##                  $    3,973         $    3,918,371
-------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                            $  106,289,026
-------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $3,092,216,623)                                                  $3,225,669,243
-------------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 2.1%
-------------------------------------------------------------------------------------------------------------
                                                                                SHARES
-------------------------------------------------------------------------------------------------------------
U.S. Stocks - 2.0%
  Aerospace & Defense - 0.1%
    Northrop Grumman Corp., 7.25s                                               86,200         $   11,143,936
-------------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    General Motors Corp., 5.25s                                                422,200         $    9,448,836
-------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.1%
    Capital One Financial Corp., 6.25s                                          71,000         $    2,218,750
    Sovereign Bancorp, Inc. 7.5s                                                40,000              2,910,000
    Washington Mutual Capital Trust, 5.375s##                                   40,000              1,920,000
                                                                                               --------------
                                                                                               $    7,048,750
-------------------------------------------------------------------------------------------------------------
  Business Machines
    Xerox Capital Trust II, 7.5s##                                              40,000         $    1,475,000
-------------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    EVI, Inc., 5s                                                               70,000         $    3,421,250
-------------------------------------------------------------------------------------------------------------
  Computer Software - Systems
    Electronic Data Systems, 7.625s                                             60,000         $    1,092,000
-------------------------------------------------------------------------------------------------------------
  Containers
    Owens-Illinois, Inc., 4.75s                                                117,600         $    2,610,720
-------------------------------------------------------------------------------------------------------------
  Energy
    Duke Energy Co., 8s                                                        120,000         $    1,933,200
    Duke Energy Co., 8.25s                                                      75,000              1,226,250
                                                                                               --------------
                                                                                               $    3,159,450
-------------------------------------------------------------------------------------------------------------
  Financial Institutions
    Ford Motor Co. Capital Trust II, 6.5s                                       60,000         $    2,417,400
-------------------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    Hartford Financial Services Group, Inc., 6s                                160,000         $    7,312,000
    Metlife Capital Trust I, 8s                                                 30,000              2,096,250
    The St. Paul Cos., Inc., 9s                                                 75,000              4,331,250
    Travelers Property Casualty Corp., 4.5s                                    347,160              7,255,644
                                                                                               --------------
                                                                                               $   20,995,144
-------------------------------------------------------------------------------------------------------------
  Media - Cable
    Equity Security Trust I, 6.5s                                               34,700         $      466,715
-------------------------------------------------------------------------------------------------------------
  Medical & Health Products
    Express Scripts Automatic Exchange Securities Trust, 7s                     12,500         $    1,200,125
-------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services
    Anthem, Inc., 6s                                                             3,140         $      251,577
-------------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    El Paso Corp., 9s                                                           25,200         $      700,056
    El Paso Energy Capital Trust I, 4.75s                                       40,000                730,000
    Kerr McGee Corp., 5.5s                                                      59,800              2,631,200
                                                                                               --------------
                                                                                               $    4,061,256
-------------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Tribune Co., 2s                                                             50,000         $    3,331,250
-------------------------------------------------------------------------------------------------------------
  Retail - 0.1%
    Toys R Us, Inc., 6.25s                                                     128,900         $    4,466,385
-------------------------------------------------------------------------------------------------------------
  Telecommunications - 0.4%
    Comcast Corp., 2s                                                           27,700         $        4,709
    Cox Communications, Inc., 7.75s                                             17,600                444,400
    Motorola, Inc., 7s                                                         866,900             31,399,118
                                                                                               --------------
                                                                                               $   31,848,227
-------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    Calpine Capital Trust, 5.75s                                                15,000         $      213,750
    DTE Energy Co., 8.75s                                                       70,000              1,803,900
    FPL Group, Inc., 8s                                                        101,000              5,020,710
    NiSource, Inc., 7.75s                                                      429,900             14,810,055
    Public Service Enterprise Group, Inc., 10.25s                              108,000              5,178,600
    Sempra Energy, Inc. 8.5s                                                   135,800              2,880,318
    TXU Corp., 8.125s                                                          159,500              6,946,225
    TXU Corp., 8.75s                                                           190,800              8,765,352
                                                                                               --------------
                                                                                               $   45,618,910
-------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    Dominion Resources, Inc., 9.5s                                              43,300         $    2,199,207
    Keyspan Corp., 8.75s                                                        99,230              4,827,539
    Semco Energy, Inc., 11s                                                    118,700                875,413
                                                                                               --------------
                                                                                               $    7,902,159
-------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                              $  161,959,090
-------------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Australia
    QBE Insurance Group Ltd., 8s (Insurance)##                                  30,000         $    1,266,000
-------------------------------------------------------------------------------------------------------------
  Bermuda - 0.1%
    Ace Ltd., 8.25s (Insurance)                                                 38,000         $    2,272,400
-------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                           $    3,538,400
-------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
$197,333,361)                                                                                  $  165,497,490
-------------------------------------------------------------------------------------------------------------

Convertible Bonds - 1.6%
-------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL AMOUNT
                                                                         (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
U.S. Bonds - 1.5%
  Biotechnology - 0.1%
    Cephalon, Inc., 5.25s, 2006##                                           $    1,500         $    1,355,625
    Medicis Pharmaceutical Corp., 2.5s, 2032##                                   3,310              3,231,388
                                                                                               --------------
                                                                                               $    4,587,013
-------------------------------------------------------------------------------------------------------------
  Business Services
    SPX Corp., 0s, 2021##                                                   $      710         $      457,063
-------------------------------------------------------------------------------------------------------------
  Computer Software
    Computer Associates International, Inc., 5s, 2007##                     $    2,000         $    1,600,000
-------------------------------------------------------------------------------------------------------------
  Computer Software - Systems
    Acxiom Corp., 3.75s, 2009##                                             $    1,000         $    1,073,750
    Sandisk Corp., 4.5s, 2006##                                                  2,000              2,137,500
                                                                                               --------------
                                                                                               $    3,211,250
-------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.1%
    Loews Corp., 3.125s, 2007                                               $    6,700         $    5,787,125
    Tyco International Ltd., 0s, 2020##                                          3,100              2,026,625
                                                                                               --------------
                                                                                               $    7,813,750
-------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    American Tower Corp., 6.25s, 2009                                       $      200         $       90,000
    American Tower Corp., 6.25s, 2009##                                          1,590                739,350
    Atmel Corp., 0s, 2018                                                        2,000                752,500
    Atmel Corp., 0s, 2021##                                                      7,900              1,056,625
    SCI Systems, Inc., 3s, 2007                                                  1,500                892,500
                                                                                               --------------
                                                                                               $    3,530,975
-------------------------------------------------------------------------------------------------------------
  Electronics - 0.3%
    Agere Systems, Inc., 6.5s, 2009                                         $    1,290         $      709,500
    Analog Devices, Inc., 4.75s, 2005                                           15,381             14,996,475
    Edo Corp., 5.25s, 2007                                                       3,500              3,696,875
    Fairchild Semiconductor, 5s, 2008##                                          1,996              1,600,552
    LSI Logic Corp., 4s, 2006##                                                  1,496              1,122,000
    Photronics, Inc., 4.75s, 2006##                                              1,000                708,750
                                                                                               --------------
                                                                                               $   22,834,152
-------------------------------------------------------------------------------------------------------------
  Energy - Independent
    Calpine Corp., 4s, 2006##                                               $    1,000         $      412,500
    Solectron Corp., 0s, 2020                                                    5,700              2,258,910
                                                                                               --------------
                                                                                               $    2,671,410
-------------------------------------------------------------------------------------------------------------
  Engineering - Construction
    Shaw Group, Inc., 0s, 2021##                                            $    1,650         $      841,500
-------------------------------------------------------------------------------------------------------------
  Entertainment
    Royal Caribbean Cruises Ltd., 0s, 2021                                  $    5,000         $    1,885,500
-------------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Lehman Brothers Holdings, Inc., 8.25s, 2007                             $    8,368         $    9,908,214
    Navistar Financial Corp., 4.75s, 2009                                        1,500              1,134,375
                                                                                               --------------
                                                                                               $   11,042,589
-------------------------------------------------------------------------------------------------------------
  Food & Beverage Products
    Fleming Cos., Inc., 5.25s, 2009##                                       $    1,000         $      368,750
-------------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.2%
    Brinker International, Inc., 0s, 2021##                                 $    1,800         $    1,134,000
    Carnival Corp., 2s, 2021##                                                   1,500              1,528,125
    Four Seasons Hotels, Inc., 0s, 2029                                          4,982              1,463,463
    Hilton Hotels Corp., 5s, 2006                                                9,305              8,537,337
                                                                                               --------------
                                                                                               $   12,662,925
-------------------------------------------------------------------------------------------------------------
  Healthcare
    Sunrise Assisted Living, 5.25s, 2009##                                  $    1,900         $    1,611,447
-------------------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Ohio Casualty Corp., 5s, 2022##                                         $    2,000         $    2,009,680
    PMI Group, Inc., 2.5s, 2021##                                                1,000              1,027,500
    Swiss Re America Holdings, 3.25s, 2021##                                     2,490              2,035,575
                                                                                               --------------
                                                                                               $    5,072,755
-------------------------------------------------------------------------------------------------------------
  Media - Cable
    Charter Communications, Inc., 4.75s, 2006                               $    1,000         $      436,300
-------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services
    Community Health Systems, Inc., 4.25s, 2008                             $    1,000         $    1,055,000
    Health Management Associates, Inc., 0s, 2020##                               3,500              2,401,875
                                                                                               --------------
                                                                                               $    3,456,875
-------------------------------------------------------------------------------------------------------------
  Metals & Minerals
    Freeport McMoran Copper & Gold, 8.25s, 2006##                           $    1,500         $    1,787,850
-------------------------------------------------------------------------------------------------------------
  Oil Services
    B.J. Services Co., 0s, 2022                                             $      960         $      746,400
    Global Marine, Inc., 0s, 2020                                                2,000              1,082,500
                                                                                               --------------
                                                                                               $    1,828,900
-------------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Devon Energy Corp., 0s, 2020##                                          $    3,300         $    1,694,550
    Diamond Offshore Drilling, Inc., 0s, 2020##                                  4,000              2,135,000
    Diamond Offshore Drilling, Inc., 1.5s, 2031##                                1,430              1,278,062
    Transocean Sedco Forex, Inc., 0s, 2020                                       1,700              1,034,875
    Transocean Sedco Forex, Inc., 1.5s, 2021                                     2,000              1,810,000
                                                                                               --------------
                                                                                               $    7,952,487
-------------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Lamar Advertising Co., 5.25s, 2006                                      $      996         $      966,120
-------------------------------------------------------------------------------------------------------------
  Railroads
    GATX Corp., 7.5s, 2007##                                                $    1,000         $    1,001,250
-------------------------------------------------------------------------------------------------------------
  Retail - 0.1%
    AnnTaylor Stores Corp., 0s, 2019##                                      $    4,000         $    2,455,000
    Charming Shoppes, Inc., 4.75s, 2012##                                        2,000              1,988,125
                                                                                               --------------
                                                                                               $    4,443,125
-------------------------------------------------------------------------------------------------------------
  Technology
    WebMD Corp., 3.25s, 2007##                                              $      900         $      711,000
-------------------------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Adaptec, Inc., 3s, 2007##                                               $    1,000         $      677,500
    Agilent Technologies, Inc., 3s, 2021##                                       2,000              1,610,000
    Amdocs Ltd., 2s, 2008##                                                      4,000              3,579,600
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##                        2,000              2,020,000
    Centurytel, Inc., 4.75s, 2032##                                              2,495              2,526,188
    Cox Communications, Inc., 0s, 2020                                           6,500              2,697,500
    EchoStar Communications Corp., 4.875s, 2007##                                3,405              2,573,664
    EchoStar Communications Corp., 5.75s, 2008##                                 2,000              1,480,000
    Riverstone Networks, Inc., 3.75s, 2006##                                     2,000              1,090,000
    Verizon Global Funding Corp., 0s, 2021##                                     5,500              2,983,750
                                                                                               --------------
                                                                                               $   21,238,202
-------------------------------------------------------------------------------------------------------------
  Utilities - Electric
    Mirant Corp., 5.75s, 2007                                               $    3,000         $    1,350,000
-------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                               $  125,363,188
-------------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Netherlands
    ASM International N.V., 5s, 2005 (Electronics)##                        $    2,000         $    1,517,500
-------------------------------------------------------------------------------------------------------------
  Singapore
    Chartered Semiconductor Manufacturing, 2.5s, 2006
      (Electronics)                                                         $    2,000         $    1,842,500
-------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.1%
    Hutchison Whampoa International Ltd., 2s, 2004 (Computer
      Software - Systems)##                                                 $    3,000         $    2,955,000
-------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                            $    6,315,000
-------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $144,301,643)                                        $  131,678,188
-------------------------------------------------------------------------------------------------------------

Preferred Stocks - 0.1%
-------------------------------------------------------------------------------------------------------------
                                                                                SHARES
-------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Financial Institutions - 0.1%
    Newell Financial Trust I, 5.25s                                             80,400         $    3,597,900
-------------------------------------------------------------------------------------------------------------
  Utilities - Electric
    CMS Energy Corp., 8.75s                                                     80,000         $    1,161,600
-------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $6,021,050)                                           $    4,759,500
-------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.3%
-------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL AMOUNT
                                                                         (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 10/01/02                           $   42,975         $   42,975,000
    Falcon Asset Securitization, due 10/16/02^                                  20,500             20,484,796
    Ford Motor Credit Co., due 10/11/02 - 11/07/02                             125,300            125,104,576
    General Electric Capital Corp., due 10/01/02                                17,524             17,524,000
    General Motors Acceptance Corp., due 10/03/02 - 10/30/02                   137,300            137,215,917
    New Center Asset Trust, due 10/01/02                                        63,796             63,796,000
    Old Line Funding Corp., due 10/01/02 - 10/02/02^                            22,544             22,543,556
    Park Avenue Recreation Corp., due 10/01/02 - 10/30/02^                      91,173             91,099,461
    Sheffield Receivables Corp., due 10/01/02                                   63,943             63,943,000
    Thunder Bay Funding, Inc., due 10/17/02 - 10/21/02^                         53,533             53,483,143
    Trident Capital Finance, Inc., due 10/16/02^                                30,800             30,777,157
-------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                $  668,946,606
-------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $8,597,691,539)                                            $8,144,678,327
Other Assets, Less Liabilities - (1.6)%                                                          (127,312,695)
-------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $8,017,365,632
-------------------------------------------------------------------------------------------------------------
     * Non-income producing security.
    ## SEC Rule 144A restriction.
     ^ 4(2) paper.
(S)(S) When-issued security. At September 30, 2002, the fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
----------------------------------------------------------------------------------------------------------
SEPTEMBER 30, 2002
----------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $8,597,691,539)                                   $8,144,678,327
  Investments of cash collateral for securities loaned, at identified cost and value           867,327,276
  Cash                                                                                           1,983,731
  Receivable for fund shares sold                                                               15,086,418
  Receivable for investments sold                                                               36,900,355
  Interest and dividends receivable                                                             49,429,761
  Other assets                                                                                      95,076
                                                                                            --------------
      Total assets                                                                          $9,115,500,944
                                                                                            --------------
Liabilities:
  Distributions payable                                                                        $19,497,602
  Payable for fund shares reacquired                                                            23,169,137
  Payable for investments purchased                                                            178,562,784
  Payable for when-issued investments purchased                                                  7,092,574
  Collateral for securities loaned, at value                                                   867,327,276
  Payable to affiliates -
    Management fee                                                                                 415,694
    Shareholder servicing agent fee                                                                 65,507
    Distribution and service fee                                                                   394,650
    Program manager fee                                                                                  2
  Accrued expenses and other liabilities                                                         1,610,086
                                                                                            --------------
      Total liabilities                                                                     $1,098,135,312
                                                                                            --------------
Net assets                                                                                  $8,017,365,632
                                                                                            ==============
Net assets consist of:
  Paid-in capital                                                                           $8,756,172,108
  Unrealized depreciation on investments and translation of assets and liabilities
    in foreign currencies                                                                     (452,995,153)
  Accumulated net realized loss on investments and foreign currency transactions              (272,620,490)
  Accumulated distributions in excess of net investment income                                 (13,190,833)
                                                                                            --------------
      Total                                                                                 $8,017,365,632
                                                                                            ==============
Shares of beneficial interest outstanding                                                     627,217,641
                                                                                              ===========
Class A shares:
  Net asset value per share
    (net assets of $4,540,453,826 / 355,324,488 shares of beneficial interest
     outstanding)                                                                              $12.78
                                                                                               ======
  Offering price per share (100 / 95.25 of net asset value per share)                          $13.42
                                                                                               ======
Class 529A shares:
  Net asset value and redemption price per share
    (net assets of $49,688 / 3,888 shares of beneficial interest outstanding)                  $12.78
                                                                                               ======
    Offering price per share (100 / 95.25 of net asset value per share)                        $13.42
                                                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,320,628,306 / 181,640,834 shares of beneficial interest
     outstanding)                                                                              $12.78
                                                                                               ======
Class 529B shares:
  Net asset value and offering price per share
    (net assets of $75,281 / 5,892 shares of beneficial interest outstanding)                  $12.78
                                                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $886,562,153 / 69,138,088 shares of beneficial interest
     outstanding)                                                                              $12.82
                                                                                               ======
Class 529C shares:
  Net asset value and offering price per share
    (net assets of $65,226 / 5,085 shares of beneficial interest outstanding)                  $12.83
                                                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $269,531,152 / 21,099,366 shares of beneficial interest
     outstanding)                                                                              $12.77
                                                                                               ======

On sales of $100,000 or more, the offering price of Class A, and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class 529B, Class C, and Class 529C shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                   $ 211,108,737
    Dividends                                                                     97,305,681
    Foreign taxes withheld                                                          (940,615)
                                                                               -------------
      Total investment income                                                  $ 307,473,803
                                                                               -------------
  Expenses -
    Management fee                                                             $  28,087,212
    Trustees' compensation                                                           134,822
    Shareholder servicing agent fee                                                8,207,721
    Distribution and service fee (Class A)                                        16,339,677
    Distribution and service fee (Class 529A)                                             10
    Distribution and service fee (Class B)                                        24,211,916
    Distribution and service fee (Class 529B)                                             36
    Distribution and service fee (Class C)                                         8,462,907
    Distribution and service fee (Class 529C)                                             46
    Program manager fee (Class 529A)                                                       7
    Program manager fee (Class 529B)                                                       9
    Program manager fee (Class 529C)                                                      11
    Administrative fee                                                               369,178
    Custodian fee                                                                  1,843,524
    Printing                                                                         531,650
    Postage                                                                          780,014
    Auditing fees                                                                     43,722
    Legal fees                                                                        12,340
    Miscellaneous                                                                  6,472,239
                                                                               -------------
      Total expenses                                                           $  95,497,041
    Fees paid indirectly                                                            (451,412)
                                                                               -------------
      Net expenses                                                             $  95,045,629
                                                                               -------------
        Net investment income                                                  $ 212,428,174
                                                                               -------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                    $(209,392,637)
    Foreign currency transactions                                                   (599,998)
                                                                               -------------
      Net realized loss on investments and foreign currency transactions       $(209,992,635)
                                                                               -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                $(486,452,629)
    Translation of assets and liabilities in foreign currencies                       21,302
                                                                               -------------
      Net unrealized loss on investments and foreign currency translation      $(486,431,327)
                                                                               -------------
        Net realized and unrealized loss on investments and foreign currency   $(696,423,962)
                                                                               -------------
          Decrease in net assets from operations                               $(483,995,788)
                                                                               =============

See notes to financial statements.

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                                                            2002               2001
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
     Net investment income                                                               $   212,428,174    $   194,147,803
     Net realized gain (loss) on investments and foreign currency transactions              (209,992,635)       250,941,275
     Net unrealized loss on investments and foreign currency translation                    (486,431,327)      (523,472,761)
                                                                                         ---------------    ---------------
          Decrease in net assets from operations                                         $  (483,995,788)   $   (78,383,683)
                                                                                         ---------------    ---------------
Distributions declared to shareholders -
     From net investment income (Class A)                                                $  (141,581,736)   $  (121,792,214)
     From net investment income (Class 529A)                                                         (90)              --
     From net investment income (Class B)                                                    (57,662,363)       (52,874,818)
     From net investment income (Class 529B)                                                        (105)              --
     From net investment income (Class C)                                                    (20,010,428)       (14,734,995)
     From net investment income (Class 529C)                                                        (122)              --
     From net investment income (Class I)                                                     (9,198,270)        (4,745,776)
     From net realized gain on investments and foreign currency transactions (Class A)      (106,115,382)      (130,671,629)
     From net realized gain on investments and foreign currency transactions (Class B)       (56,021,579)       (73,604,932)
     From net realized gain on investments and foreign currency transactions (Class C)       (18,324,346)       (18,394,933)
     From net realized gain on investments and foreign currency transactions (Class I)        (5,210,957)        (2,069,610)
     In excess of net investment income (Class A)                                                   --           (3,850,344)
     In excess of net investment income (Class 529A)                                                --                 --
     In excess of net investment income (Class B)                                                   --           (1,671,586)
     In excess of net investment income (Class 529B)                                                --                 --
     In excess of net investment income (Class C)                                                   --             (465,833)
     In excess of net investment income (Class 529C)                                                --                 --
     In excess of net investment income (Class I)                                                   --             (150,033)
                                                                                         ---------------    ---------------
          Total distributions declared to shareholders                                   $  (414,125,378)   $  (425,026,703)
                                                                                         ---------------    ---------------
     Net increase in net assets from fund share transactions                             $ 1,659,842,906    $ 1,626,144,634
                                                                                         ---------------    ---------------
          Total increase in net assets                                                   $   761,721,740    $ 1,122,734,248
Net assets:
     At beginning of period                                                                7,255,643,892      6,132,909,644
     At end of period (including accumulated distributions in excess of net
       investment income of $13,190,833 and $9,624,008, respectively)                    $ 8,017,365,632    $ 7,255,643,892
                                                                                         ===============    ===============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                   2002          2001          2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $14.17        $15.19        $14.57        $16.06        $16.92
                                                         ------        ------        ------        ------        ------
Income from investment operations#(S) -
  Net investment income                                  $ 0.40        $ 0.46        $ 0.48        $ 0.53        $ 0.57
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (1.01)        (0.45)         1.55          0.56          0.53
                                                         ------        ------        ------        ------        ------
      Total from investment operations                   $(0.61)       $ 0.01        $ 2.03        $ 1.09        $ 1.10
                                                         ------        ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                             $(0.43)       $(0.47)       $(0.47)       $(0.51)       $(0.58)
  From net realized gain on investments and foreign
    currency transactions                                 (0.35)        (0.55)        (0.94)        (2.07)        (1.37)
  In excess of net investment income                       --           (0.01)         --            --           (0.01)
                                                         ------        ------        ------        ------        ------
      Total distributions declared to shareholders       $(0.78)       $(1.03)       $(1.41)       $(2.58)       $(1.96)
                                                         ------        ------        ------        ------        ------
Net asset value - end of period                          $12.78        $14.17        $15.19        $14.57        $16.06
                                                         ======        ======        ======        ======        ======
Total return(+)                                           (4.76)%       (0.10)%       15.06%         7.06%         6.98%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.92%         0.88%         0.90%         0.89%         0.90%
  Net investment income(S)                                 2.84%         3.09%         3.36%         3.45%         3.44%
Portfolio turnover                                           86%           97%          112%          151%          126%
Net assets at end of period (000,000 Omitted)            $4,540        $4,121        $3,570        $3,699        $3,503

  # Per share data are based on average shares outstanding.
 ## Ratios  do  not  reflect  expense  reductions  from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

-----------------------------------------------------------------------------
PERIOD ENDED SEPTEMBER 30,                                        2002*
-----------------------------------------------------------------------------
                                                             CLASS 529A
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                            $13.30
                                                                 ------
Income from investment operations#(S) -
  Net investment income                                          $ 0.04
  Net realized and unrealized loss on
    investments and foreign currency                              (0.49)
                                                                 ------
      Total from investment operations                           $(0.45)
                                                                 ------
Less distributions declared to shareholders
from net investment income                                       $(0.07)
                                                                 ------
Net asset value - end of period                                  $12.78
                                                                 ======
Total return(+)                                                   (3.43)%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                                     1.17%+
    Net investment income(S)                                       2.45%+
Portfolio turnover                                                   86%
Net assets at end of period                                     $49,688

  * For the period from the inception of Class 529A shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share and decrease net realized and unrealized losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.11%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                   2002          2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $14.17        $15.18        $14.57        $16.05        $16.92
                                                         ------        ------        ------        ------        ------
Income from investment operations#(S) -
  Net investment income                                  $ 0.31        $ 0.37        $ 0.39        $ 0.43        $ 0.46
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (1.01)        (0.45)         1.54          0.58          0.53
                                                         ------        ------        ------        ------        ------
      Total from investment operations                   $(0.70)       $(0.08)       $ 1.93        $ 1.01        $ 0.99
                                                         ------        ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                             $(0.34)       $(0.37)       $(0.38)       $(0.42)       $(0.48)
  From net realized gain on investments and foreign
    currency transactions                                 (0.35)        (0.55)        (0.94)        (2.07)        (1.37)
  In excess of net investment income                       --           (0.01)         --            --           (0.01)
                                                         ------        ------        ------        ------        ------
      Total distributions declared to shareholders       $(0.69)       $(0.93)       $(1.32)       $(2.49)       $(1.86)
                                                         ------        ------        ------        ------        ------
Net asset value - end of period                          $12.78        $14.17        $15.18        $14.57        $16.05
                                                         ======        ======        ======        ======        ======
Total return                                              (5.38)%       (0.67)%       14.24%         6.43%         6.22%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.57%         1.53%         1.54%         1.54%         1.55%
  Net investment income(S)                                 2.18%         2.46%         2.71%         2.80%         2.80%
Portfolio turnover                                           86%           97%          112%          151%          126%
Net assets at end of period (000,000 Omitted)            $2,321        $2,226        $2,014        $2,217        $1,984

  # Per share data are based on average shares outstanding.
 ##  Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by
    0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

-----------------------------------------------------------------------
PERIOD ENDED SEPTEMBER 30,                                        2002*
-----------------------------------------------------------------------
                                                             CLASS 529B
-----------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                            $13.30
                                                                 ------

Income from investment operations#(S) -
  Net investment income                                          $ 0.03
  Net realized and unrealized loss on
    investments and foreign currency                              (0.50)
                                                                 ------
      Total from investment operations                           $(0.47)
                                                                 ------
Less distributions declared to shareholders
from net investment income                                       $(0.05)
                                                                 ------
Net asset value - end of period                                  $12.78
                                                                 ======
Total return                                                      (3.53)%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                                     1.82%+
    Net investment income(S)                                       1.75%+
Portfolio turnover                                                   86%
Net assets at end of period                                     $75,281

  * For the period from the inception of Class 529B shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share and decrease net realized and unrealized losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.11%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                   2002          2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $14.22        $15.23        $14.61        $16.10        $16.96
                                                         ------        ------        ------        ------        ------
Income from investment operations#(S) -
  Net investment income                                  $ 0.31        $ 0.37        $ 0.39        $ 0.43        $ 0.46
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (1.02)        (0.45)         1.55          0.57          0.53
                                                         ------        ------        ------        ------        ------
      Total from investment operations                   $(0.71)       $(0.08)       $ 1.94        $ 1.00        $ 0.99
                                                         ------        ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                             $(0.34)       $(0.37)       $(0.38)       $(0.42)       $(0.47)
  From net realized gain on investments and foreign
    currency transactions                                 (0.35)        (0.55)        (0.94)        (2.07)        (1.37)
  In excess of net investment income                       --           (0.01)         --            --           (0.01)
                                                         ------        ------        ------        ------        ------
      Total distributions declared to shareholders       $(0.69)       $(0.93)       $(1.32)       $(2.49)       $(1.85)
                                                         ------        ------        ------        ------        ------
Net asset value - end of period                          $12.82        $14.22        $15.23        $14.61        $16.10
                                                         ======        ======        ======        ======        ======
Total return                                              (5.43)%       (0.68)%       14.27%         6.41%         6.27%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.57%         1.53%         1.54%         1.54%         1.55%
  Net investment income(S)                                 2.19%         2.45%         2.70%         2.80%         2.80%
Portfolio turnover                                           86%           97%          112%          151%          126%
Net assets at end of period (000,000 Omitted)            $  887        $  702        $  497        $  508        $  336

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by
    0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

-----------------------------------------------------------------------
PERIOD ENDED SEPTEMBER 30,                                        2002*
-----------------------------------------------------------------------
                                                             CLASS 529C
-----------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                            $13.35
                                                                 ------

Income from investment operations#(S) -
  Net investment income                                          $ 0.03
  Net realized and unrealized loss on
    investments and foreign currency                              (0.50)
                                                                 ------
      Total from investment operations                           $(0.47)
                                                                 ------
Less distributions declared to shareholders
from net investment income                                       $(0.05)
                                                                 ------
Net asset value - end of period                                  $12.83
                                                                 ======
Total return                                                      (3.52)%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                                     1.82%+
    Net investment income(S)                                       1.75%+
Portfolio turnover                                                   86%
Net assets at end of period                                     $65,226

  * For the period from the inception of Class 529C shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share and decrease net realized and unrealized losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.11%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                      -----------------------------------------------------------------
                                                           2002          2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $14.17        $15.19        $14.57        $16.06        $16.92
                                                         ------        ------        ------        ------        ------
Income from investment operations#(S) -
  Net investment income                                  $ 0.46        $ 0.53        $ 0.53        $ 0.58        $ 0.63
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (1.03)        (0.47)         1.55          0.57          0.53
                                                         ------        ------        ------        ------        ------
      Total from investment operations                   $(0.57)       $ 0.06        $ 2.08        $ 1.15        $ 1.16
                                                         ------        ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                             $(0.48)       $(0.51)       $(0.52)       $(0.57)       $(0.64)
  From net realized gain on investments and foreign
    currency transactions                                 (0.35)        (0.55)        (0.94)        (2.07)        (1.37)
  In excess of net investment income                       --           (0.02)         --            --           (0.01)
                                                         ------        ------        ------        ------        ------
      Total distributions declared to shareholders       $(0.83)       $(1.08)       $(1.46)       $(2.64)       $(2.02)
                                                         ------        ------        ------        ------        ------
Net asset value - end of period                          $12.77        $14.17        $15.19        $14.57        $16.06
                                                         ======        ======        ======        ======        ======
Total return                                              (4.50)%        0.25%        15.46%         7.43%         7.35%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.57%         0.53%         0.55%         0.54%         0.55%
  Net investment income(S)                                 3.20%         3.43%         3.71%         3.84%         3.79%
Portfolio turnover                                           86%           97%          112%          151%          126%
Net assets at end of period (000,000 Omitted)            $  270        $  207        $   51        $   48        $   17

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by
    0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At September 30, 2002, the value of securities loaned was $830,684,158. These loans were collateralized by cash of $867,327,276 which was invested in the following short-term obligations:
                                                               IDENTIFIED COST
                                                        SHARES       AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       867,327,276    $867,327,276

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $310,816 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $140,596 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended September 30, 2002 and September 30, 2001 was as follows:

                                         SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                            $304,677,802        $292,374,874
    Long-term capital gain                      109,447,576         132,651,829
                                               ------------        ------------
Total distributions declared                   $414,125,378        $425,026,703
                                               ============        ============

During the year ended September 30, 2002, accumulated distributions in excess of net investment income decreased by $12,458,115, accumulated net realized loss on investments and foreign currency transactions increased by $60,530,875, and paid-in capital increased by $48,072,760 due to differences between book and tax accounting for mortgage-backed securities, amortization and accretion on debt securities, utilization of equalization (a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares), currency transactions, and capital losses. This change had no effect on the net assets or net asset value per share.

As of September 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Undistributed ordinary income              $   6,509,569
      Capital loss carryforward                    (15,563,754)
      Unrealized loss                             (545,881,198)
      Other temporary differences                 (183,871,093)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on September 30, 2010.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

Effective January 1, 2002, the management fee is computed daily and paid monthly at the following annual rates:

      First $6.3 billion of average net assets                  0.35%
      Average net assets in excess of $6.3 billion              0.34%

Prior to January 1, 2002, the management fee was computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS                BASED ON GROSS INCOME
-------------------------------------      ------------------------------------
First $200 million             0.250%      First $14 million              3.57%
In excess of $200 million      0.212%      In excess of $14 million       3.04%

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net decrease of $4,212 as a result of the change in the fund's pension liability under this plan and a pension expense of $12,086 for inactive trustees for the year ended September 30, 2002. Also included in Trustees' compensation is a one-time settlement expense of $4,412 and a one-time transition expense of $13,643.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                 0.0175%
            Next $2.5 billion                0.0130%
            Next $2.5 billion                0.0005%
            In excess of $7 billion          0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,688,648 and $527 for the year ended September 30, 2002, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class 529A, Class B, Class 529B, Class C and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
------------------------------------------------------------------------------------------------------------------------
Distribution Fee                        0.10%          0.25%          0.75%          0.75%          0.75%          0.75%
Service Fee                             0.25%          0.25%          0.25%          0.25%          0.25%          0.25%
                                        -----          -----          -----          -----          -----          -----
Total Distribution Plan                 0.35%          0.50%          1.00%          1.00%          1.00%          1.00%
                                        =====          =====          =====          =====          =====          =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended September 30, 2002, amounted to:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Service Fee Retained by MFD          $504,309             $4        $90,794           $ --        $62,289           $ --

Fees incurred under the distribution plan during the year ended September 30, 2002, were as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                 0.35%          0.35%          1.00%          1.00%          1.00%          1.00%

Certain Class A, Class B, Class 529B, Class C, and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2002, were as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales
  Charges Imposed                 $70,064        $  --        $3,511,278       $  --         $169,233        $  --

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES              SALES
------------------------------------------------------------------------------
U.S. government securities                   $3,149,848,665     $2,532,493,389
                                             --------------     --------------
Investments (non-U.S. government securities) $5,050,766,084     $4,110,981,121
                                             --------------     --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $8,690,639,887
                                                                --------------
Gross unrealized depreciation                                   $ (881,875,251)
Gross unrealized appreciation                                      335,913,691
                                                                --------------
Net unrealized depreciation                                     $ (545,961,560)
                                                                ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        YEAR ENDED SEPTEMBER 30, 2002         YEAR ENDED SEPTEMBER 30, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                            252,701,938    $ 3,593,282,017        218,264,770    $ 3,276,812,525
Shares issued to shareholders in
  reinvestment of distributions         14,520,193        207,472,950         15,019,801        224,046,279
Shares reacquired                     (202,729,029)    (2,870,744,253)      (177,532,950)    (2,662,411,585)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                        64,493,102    $   930,010,714         55,751,621    $   838,447,219
                                   ===============    ===============    ===============    ===============

Class 529A shares
                                        YEAR ENDED SEPTEMBER 30, 2002
                                   ----------------------------------
                                            SHARES             AMOUNT
---------------------------------------------------------------------
Shares sold                                  6,820    $        88,529
Shares issued to shareholders in
  reinvestment of distributions                  2                 21
Shares reacquired                           (2,934)           (37,500)
                                   ---------------    ---------------
    Net increase                             3,888    $        51,050
                                   ===============    ===============

Class B shares
                                        YEAR ENDED SEPTEMBER 30, 2002         YEAR ENDED SEPTEMBER 30, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             68,888,367    $   973,559,760         48,180,104    $   722,923,302
Shares issued to shareholders in
  reinvestment of distributions          6,933,146         99,132,209          7,898,245        117,630,251
Shares reacquired                      (51,314,748)      (719,436,539)       (31,600,139)      (473,061,137)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                        24,506,765    $   353,255,430         24,478,210    $   367,492,416
                                   ===============    ===============    ===============    ===============

Class 529B shares
                                        YEAR ENDED SEPTEMBER 30, 2002
                                   ----------------------------------
                                            SHARES             AMOUNT
---------------------------------------------------------------------
Shares sold                                  5,886    $        78,046
Shares issued to shareholders in
  reinvestment of distributions                  6                 76
                                   ---------------    ---------------
    Net increase                             5,892    $        78,122
                                   ===============    ===============

Class C shares
                                        YEAR ENDED SEPTEMBER 30, 2002         YEAR ENDED SEPTEMBER 30, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             28,528,097    $   404,598,343         20,854,266    $   314,572,333
Shares issued to shareholders in
  reinvestment of distributions          2,243,627         32,175,910          2,039,317         30,489,825
Shares reacquired                      (11,026,051)      (154,163,614)        (6,150,119)       (92,106,043)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                        19,745,673    $   282,610,639         16,743,464    $   252,956,115
                                   ===============    ===============    ===============    ===============

Class 529C shares
                                        YEAR ENDED SEPTEMBER 30, 2002
                                   ----------------------------------
                                            SHARES             AMOUNT
---------------------------------------------------------------------
Shares sold                                  5,082    $        67,269
Shares issued to shareholders in
  reinvestment of distributions                  3                 35
                                   ---------------    ---------------
    Net increase                             5,085    $        67,304
                                   ===============    ===============

Class I shares
                                        YEAR ENDED SEPTEMBER 30, 2002         YEAR ENDED SEPTEMBER 30, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             14,126,161    $   202,432,574         11,968,594    $   178,360,474
Shares issued to shareholders in
  reinvestment of distributions            948,262         13,536,985            465,805          6,959,350
Shares reacquired                       (8,568,437)      (122,199,912)        (1,209,466)       (18,070,940)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                         6,505,986    $    93,769,647         11,224,933    $   167,248,884
                                   ===============    ===============    ===============    ===============

*For the period from the inception of Class 529A, 529B, and 529C shares, July 31, 2002, through September 30, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $80,646 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Change in Accounting Principle
As required, effective October 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to October 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $4,079,982 increase in cost of securities and a corresponding $4,079,982 increase in net unrealized depreciation, based on securities held by the fund on
September 30, 2002.

The effect of this change for the year ended September 30, 2002 was to decrease net investment income by $11,499,279, increase net unrealized depreciation by $9,223,074 and decrease net realized losses by $2,276,205. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust V and Shareholders of MFS Total Return
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the series comprising MFS Series Trust V) (the "Trust") as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 7, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

FOR THE YEAR ENDED SEPTEMBER 30, 2002, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 34.93%.

THE FUND HAS DESIGNATED $109,447,576 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED SEPTEMBER 30, 2002.

THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION OF SHARES.

MFS(R) TOTAL RETURN FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust V, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.
--------------------------------------------------------------------------------

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
LEAD PORTFOLIO MANAGER                                   individuals, call toll free: 1-800-637-6576 any
David M. Calabro+                                        business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
The Chase Manhattan Bank                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

+ MFS Investment Management

MFS(R) TOTAL RETURN FUND                                     -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                             MTR-2  11/02   389M